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                                                                      EXHIBIT 23







                       CONSENT OF INDEPENDENT ACCOUNTANTS


We hereby consent to the incorporation by reference in the Prospectus constituting part of the Registration Statement in Form S-3 (No. 33-35624) and Registration Statements of Forms S-8 (No. 2-90929), (No. 33-41181), (No. 33-41295) and (No. 33-54027) of Kaneb Services, Inc. of our report dated March 5, 1996 appearing on page F-1 of this Form 10-K.




PRICE WATERHOUSE LLP

Dallas, Texas
March 28, 1996